                             SECURITY AGREEMENT



    SECURITY AGREEMENT (the "Agreement"), dated as of October 31, 1996, between ELTRAX SYSTEMS, INC., a Minnesota corporation, having a principal place of business at Rush Lake Business Park, 1775 Old Highway 8, St. Paul, MN 55112 (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having a principal place of business at 225 Franklin Street, Boston, MA 02110 (hereinafter, the "Bank").

    WHEREAS, the Company has entered into a Revolving Credit Agreement dated as of October 31, 1996 (as amended and in effect from time to time, the "Credit Agreement"), with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans to the Company; and

    WHEREAS, it is a condition precedent to the Bank's making any loans to the Company under the Credit Agreement that the Company execute and deliver to the Bank a security agreement in substantially the form hereof; and

    WHEREAS, the Company wishes to grant security interests in favor of the Bank as herein provided;

    NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. All capitalized terms used herein without definition, including but not limited to "Default" and "Event of Default", shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein. The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Bank, including, without limitation, all indebtedness, obligations and liabilities of the Company under or in respect of the Credit Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, in each case as such instrument is originally executed on the date hereof or as modified, supplemented, amended, restated or extended hereafter, whether such obligations are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and all obligations of the Borrower to the Bank arising out of any extension, refinancing or refunding of any of the foregoing obligations.

2.  GRANT OF SECURITY INTEREST.

    2.1. COLLATERAL GRANTED. The Company hereby grants to the Bank, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising:

               (a) All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, including without limitation vending machines, motor vehicles, raw materials, inventory, goods, accounts, contract rights,


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          rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments (including certificated securities), deposit accounts, cash, including without limitation coins and currency in vending machines, and all general intangibles including, without limitation, all uncertificated securities, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, and

               (b) All proceeds of every kind and nature and in whatever form, including, without limitation, both cash and non-cash proceeds resulting or arising from the rendering of services by the Company or the sale or other disposition of inventory or other collateral and all products thereof.

               All of the foregoing are hereinafter called the "Collateral".

    2.2. DELIVERY OF INSTRUMENTS, ETC. Pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Bank all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Bank may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify.

    2.3.  EXCLUDED COLLATERAL.  Notwithstanding the foregoing provisions of this
Section 2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (i) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

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3.  TITLE TO COLLATERAL, MOTOR VEHICLES.

    3.1. TITLE TO COLLATERAL, ETC. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in 9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act. The Company hereby represents and warrants to the Bank that it does not own any real property or uncertificated securities and covenants and agrees with the Bank that it shall not acquire any real property or uncertificated securities without providing at least fifteen (15) days' prior written notice to the Bank.

   3.2. MOTOR VEHICLES. The Company shall cause the Bank to be named as first lienholder on all certificates of title for all motor vehicles included in the Collateral as of the date hereof or hereafter acquired.

4. CONTINUOUS PERFECTION. The Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Bank herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least thirty (30) days' prior written notice to the Bank. Except for motor vehicles, inventory and equipment installed or maintained at customer locations, the Collateral, to the extent not delivered to the Bank pursuant to Section 2.2 and will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least thirty (30) days' prior written notice to the Bank.

5. NO LIENS. Except for the security interest herein granted and liens permitted by the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank except for liens permitted by the Credit Agreement.

6. NO TRANSFERS. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except for (a) sales of inventory in the ordinary course of business, (b) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices, or (c) transfers of Collateral otherwise permitted by the Credit Agreement.

7.  INSURANCE.

    7.1. MAINTENANCE OF INSURANCE. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. All such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Bank. In addition, all such insurance shall be payable to the Bank as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Company will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; marine insurance; and product liability insurance.

    7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $10,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (b) in all other circumstances, be held by the Bank as cash collateral for, or applied to repay, the Obligations. The Bank may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Bank may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Bank may apply all or any part of such proceeds to the Obligations.

    7.3. NOTICE OF CANCELLATION, ETC. All policies of insurance shall provide for at least thirty (30) days' prior written cancellation notice to the Bank. In the event of failure by the Company to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Bank with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

8. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. The Company will keep the Collateral in good order and repair and will not use the same in material violation of law or any policy of insurance thereon. The Bank, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances. Within ten (10) days of the date hereof, and thereafter from time to time upon request of the Bank (but no more often than quarterly if no Event of Default has occurred and is continuing), the Company will provide the Bank with a schedule identifying all customer locations at which vending machines or other Collateral is located (which Schedule will include the name and address of such customers and the vending machines and other Collateral located thereat).

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9.  COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

    9.1. EXPENSES INCURRED BY THE BANK. In its discretion, the Bank may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

    9.2. BANK'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under 9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.

10. SECURITIES AND DEPOSITS. The Bank may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral. After and during the continuance of an Event of Default, the Bank may, at its option, (i) receive any income on any securities constituting Collateral and hold such income as additional Collateral or apply it to the Obligations and
(ii) demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Company may at any time be applied to or set off against any of the Obligations.

11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. At any time after an Event of Default has occurred and is continuing,

         (a) The Bank may notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee that payment thereof is to be made directly to the Bank or such other address as may be specified by the Bank, and may advise any other person of the Bank's security interest in and to the Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Collateral;

         (b) at the Bank's request, the Company will notify account debtors and obligors that payment thereof is to be made directly to the Bank or such other address as may be specified by the Bank;

           (c) the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and any other Collateral received by the Company as trustee for the Bank without commingling the same with other funds of the Company; and shall deliver each of the following duly endorsed, assigned or otherwise made payable to the Bank:
    (i) all such proceeds to the Bank immediately upon the receipt thereof by the Company in the identical form received, and (ii) all security or collateral for, guaranties of, letters of credit, trade and bankers' acceptances, and similar letters and instruments in respect of any of the Collateral.

The Bank shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Bank to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

12. FURTHER ASSURANCES.

       (a) The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require more completely to vest in and assure to the Bank its rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, Olessor or other applicable party referred to in
    Section 2.3 hereof, (c) obtaining waivers from mortgagees and landlords and
    (d) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code, as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

       (b) SPECIAL PROCEDURES FOR ACCOUNTS AND CERTAIN GENERAL INTANGIBLES. At the request of the Bank, Borrower will do any one or more of the following:

              (i) Give to the Bank assignments in form acceptable to the Bank of specific accounts or groups of accounts and moneys due or to become due under specific contracts and notify the account debtors liable on or in respect of such accounts and contracts of such assignment and instruct that payment thereof should be made to the Bank or its nominee;

              (ii) Furnish to the Bank a copy, with such duplicate copies as the Bank may request, of the invoice applicable to each account specifically assigned to the Bank or arising out of a general intangible specifically assigned to the Bank, bearing a statement that such account has been assigned to the Bank and such additional statements as the Bank may require;

              (iii) Inform the Bank immediately of the rejection of goods, claims made or delay in delivery or performance in regard of any account or general intangible specifically assigned to the Bank;

              (iv) Make no change, except for changes made (A) in the ordinary course of business and consistent with past practices and (B) prior to the occurrence and continuance of an Event of Default, in any specifically assigned account or in any account arising out of a contract or general intangible specifically assigned to the Bank and make no material change in the terms of any such contract;

              (v) Furnish to the Bank all information received by Borrower affecting the financial standing of any customer whose account or contract has been specifically assigned to the Bank;

              (vi) Receive as the sole property of the Bank and hold as trustee for the Bank all items of payment which come into the possession of Borrower and deposit with the Bank all such items of payment immediately in the exact form received in one or more special accounts of Borrower entitled "Cash Collateral Accounts" (the balances of which accounts Borrower may use and apply for its corporate purposes to the extent provided in this Agreement);

              (vii) Immediately notify the Bank if any of its accounts arise out of contracts with the United States of America or any department, agency or instrumentality thereof ("Government") and execute any instruments and take any steps required by the Bank in order that all moneys due and to become due under any such contracts shall be assigned to the Bank and notice thereof shall be given to the Government under the Federal Assignment of Claims Act;

               (viii) Deliver to the Bank with appropriate endorsement or assignment any instrument or chattel paper representing proceeds of an account or a contract which has been specifically assigned to the Bank;

               (ix) Mark its records evidencing its accounts in a manner reasonably satisfactory to the Bank so as to show that its accounts have been assigned to the Bank; and

               (x) Furnish to the Bank satisfactory evidence of the shipment and receipt of any goods specified by the Bank and the performance of any services or obligations covered by accounts or contracts in which the Bank has a security interest.

13. POWER OF ATTORNEY.

    13.1 APPOINTMENT AND POWERS OF BANK. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Bank's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

         (a) Upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the

    Commonwealth of Massachusetts and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Bank so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

         (b) To file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

    13.2 RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

    13.3 NO DUTY ON BANK. The powers conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Bank's own gross negligence or willful misconduct.

14. REMEDIES. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Bank may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Company at least five Business Days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five business Days' prior written notice of such sale or sales shall be reasonable notice.
If any of the Collateral which constitutes securities is not registered under applicable state and federal securities laws, the Bank shall not be obligated to register such Collateral and may, in effecting any sale thereof, impose such conditions and limitations on the sale as the Bank deems appropriate to comply with applicable securities laws, including but not limited to requiring an investment representation agreement from any purchaser thereof and imposing restrictions as to the financial sophistication and ability of any person permitted to bid or purchase at any such sale, and such actions by the Bank shall be deemed commercially reasonable. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under 9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

15. NO WAIVER, ETC. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in 9.2 hereof. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Bank deems expedient.

16. MARSHALLING. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Bank on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

20. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 20.

21. MISCELLANEOUS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

    IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.


                                     ELTRAX SYSTEMS, INC.


                                     By:  /S/ MACK V. TRAYNOR, III
                                     -----------------------------
                                     Name: Mack V. Traynor, III
                                     Title:  President


Accepted:

STATE STREET BANK AND TRUST
COMPANY


By:  /s/ Frederick Epstein
--------------------------
Name:  Frederick Epstein
Title:  Vice President


NOTE: Nordata, Inc. and Atlantic Network Systems, Inc. entered into the same form of Security Agreement as well.


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